BANK LOANS	12 Months Ended
Apr. 30, 2012
BANK LOANS

NOTE 16.  BANK LOANS

During the third quarter of 2010, as part of the acquisitions of TNI the Company assumed a loan agreement with banks in China.  The loan with TNI was for RMB 14,300,000 or approximately $1,951,000.  This loan carried an interest rate of 5.4% per annum and matured on December 23, 2010, which was paid off.  During the fourth quarter of 2011, as part of acquisition of DaPing, the Company assumed RMB 20 million bank loan or approximately $3,077,160 with interest rate of 9.18% per annum and matured on October 29, 2011. RMB 6 million or approximately $ 0.95 million of this loan had been paid in early November 2011 and the other RMB 14 million or approximately $2.2 million has since been extended to November 30, 2012. All loans areunsecured.